Derivative financial instruments	12 Months Ended
Dec. 31, 2025
Derivative Financial Instruments [Abstract]
Derivative financial instruments
(11)	Derivative financial instruments-

	2025	2024	2023
Current derivatives - assets	$—	—	334

As of December 31, 2023, the Group had interest rate swaps in force in which the Group paid fixed rates and received a floating rate indexed to TIIE 28 days. Through these instruments the Group managed risk generated by the volatility of cash flows due to floating interest rate, including those associated with the issuance of the Senior Trust Bonds.
Derivative financial instruments used by the Group and exposure to credit, currency and interest rate risks are disclosed in Note 28.